Income tax expense	12 Months Ended
Mar. 31, 2022
Income taxes paid (refund) [abstract]
Income tax expense	Income tax expense

(EUR thousand)		For the financial year ended March 31
Income tax	Notes	2022	2021	2020
Current income tax expense		(6,597)	(3,041)	(24,389)
Adjustments in respect of current income tax of prior years(1)		4,225	(149)	510
Deferred tax benefit	28	16,174	34,167	16,198
Income tax benefit / (expense) reported in the income statement		13,802	30,977	(7,681)
Of which income tax benefit related to amortization of acquisition related items		10,135	15,066	15,066
Of which tax impact on exceptional items		(840)	3,726	1,210
Of which exceptional income tax expense		(416)	(2,303)	(1,341)
(1) Adjustments in respect of current income tax of prior years for the financial year ended March 31, 2022 include EUR3.9 million in respect of the use of tax losses to offset prior years’ taxable profits.
The below table reconciles the income tax calculated by applying the historical pre-COVID-19 weighted average income tax rate to the effective taxes reported in the income statement:

(EUR thousand)	For the financial year ended March 31
	2022	2021	2020
(Loss) / Profit before tax	(108,495)	(465,362)	9,350
Effective tax
Tax benefit / (expense) calculated at the historical weighted average expected tax rate of 24.00% (24.00% in FY2020/21, 24.00% in FY2019/20)	26,039	111,687	(2,244)
Adjustments in respect of prior years	141	(149)	550
Recognition of previously unrecognized (derecognition of previously recognized) deductible temporary differences	(124)	(590)	1,530
Expenses not deductible for tax purposes	(4,873)	(32,138)	(15,882)
Current year losses not generating deferred tax assets	(2,583)	(11,637)	—
Effect of capital reorganization	—	(15,225)	—
Effect of income taxed at different tax rates	(7,139)	(22,668)	6,250
Deferred tax assets recognized for future tax credits	—	440	1,045
Non-taxable gain on fair value measurement	1,870	—	—
Other tax items	471	1,257	1,070
Total reported effective tax benefit / (expense)	13,802	30,977	(7,681)

(EUR thousand)		For the financial year ended March 31
Tax items recognized directly in other comprehensive income:	Note	2022	2021	2020
Tax effect on remeasurement of post-employment benefit obligations	28	(570)	108	307
Total tax effect		(570)	108	307
The historical weighted average tax rate has been calculated based on pre-COVID-19 profits as the geographical mix of profits has changed significantly due to the pandemic.
Exceptional Income Tax Expenses
Italy
The Italian tax authorities opened a tax audit in February 2016 on Global Blue Italia S.r.l. (“Global Blue Italy”). As a result of settlement procedures initiated in 2018, a formal settlement was reached with the Italian tax authorities in relation to certain matters in April 2019. The settlement covers the findings on license fees and intercompany interest rate for the financial years ended March 31, 2014 and 2015 as well as the finding on withholding tax on license fee for the calendar years 2013 and 2014 for a total amount of EUR3.6 million which was paid in April 2019.
Subsequently, Global Blue signed another final settlement with the Italian tax authorities for an amount of EUR10.9 million which became legally binding on August 3, 2020. This settlement covers the findings on withholding tax on interests for the calendar years 2013 to 2017 and license fees and intercompany interest rate for the financial years ended March 31, 2016, 2017 and 2018, as well as withholding tax on license fees for calendar years 2015 to 2017. The amount of EUR10.9 million is payable in 16 quarterly installments. Discussions with the Italian tax authorities are ongoing with respect to their finding on withholding tax on interests and license fees for the calendar year 2018.
During the financial year ended March 31, 2022, the Company paid 4 installments related to the settlement above for a total amount of EUR2.6 million. As a result of the payments, the income tax payable relating to Italy is EUR9.8 million as of March 31, 2022 (EUR12.4 million as of March 31, 2021 and EUR13.6 million as of March 31, 2020).
Germany
Global Blue New Holdings Germany GmbH (“GBNHG”), as controlling entity, and Global Blue Deutschland GmbH (“GBD”), as controlled entity, entered into a profit and loss pooling agreement (hereinafter the “PLPA”) dated October 5, 2000, allowing the pooling of income and losses of both entities for corporate income and trade tax purposes. While the provisions of the PLPA allow the utilization of capital reserves built up at the level of GBD during the term of the PLPA for loss compensation (or for the profit transfer to GBNHG), such provisions, in light of a recent court ruling issued in April 2018, may not be permissible under German law. Even though GBD has not utilized any capital reserves as permitted by the PLPA, there is a risk that the tax authorities might challenge the effectiveness of the PLPA and, as a consequence, deny the profit and loss pooling within the German Global Blue group relating to the financial year 2019 and previous tax periods. Based on the opinion of Global Blue´s advisers, the Company recognized an uncertain tax position of EUR1.5 million as of March 31, 2022 (EUR4.1 million as of March 31, 2021 and EUR3.8 million as of March 31, 2020). The amount of the provision has been partially reversed as a result of (i) a tax audit conducted by the German tax authorities covering the financial years ending March 31, 2014, 2015 and 2016 which was closed without having challenged the position of the company and (ii) a revision of the late interest rate following a ruling issued by the German constitutional court which has declared the previous interest rate as in breach with the German constitution. An amended PLPA, from which the provisions in focus were removed, was registered in December 2019; therefore, the risk described above is only related to historical financial years.
In January 2022, the German tax authorities issued new circulars commenting on the German royalty barrier rule which limits the deduction of royalties paid by a German taxpayer to a recipient who benefits from a preferential tax regime on IP related income. The new circulars are explicitly referring to the Swiss “mixed company” regime applicable to Global Blue in Switzerland until and including the financial year ending March 31, 2019 as being within the scope of the limitation. Although Global Blue believes there are arguments to challenge the limitation in case of a tax audit, the Company recognized an uncertain tax position for an amount of EUR2.7 million as of March 31, 2022 (nil as of March 31, 2021 and March 31, 2020). Although the new transitional tax regime applicable to Global Blue from the April 1, 2019 is not among the tax regimes referred to in the circulars, the uncertain tax position also covers the period up to and including the financial year ending March 31, 2022 due to some similarities with the previous tax regime.